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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 13, 1999


                                NMT Medical, Inc.
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                  000-21001               95-4090463
    ----------------------          -----------         ------------------
    (State or other juris-          (Commission            (IRS Employer
   diction of incorporation)        File Number)         Identification No.)


27 Wormwood Street, Boston, Massachusetts                     02210
-----------------------------------------                 -------------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (617) 737-0930


                                       N/A
                    -----------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     On September 13, 1999, NMT Medical, Inc., a Delaware corporation (the "Company"), issued a press release regarding the closing of a $10 million senior secured debt facility with Brown Brothers Harriman & Co. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)  Exhibits

Exhibit No.      Description
-----------      -----------

     99.1 Press Release dated September 13, 1999 announcing the closing of a $10 million senior secured debt facility with Brown Brothers Harriman & Co.




                                       2
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 15, 1999           NMT Medical, Inc.
                                   -----------------
                                   (Registrant)



                                   By:  /s/ Thomas M. Tully
                                      --------------------------------
                                   Name:  Thomas M. Tully
                                   Title:    President



                                       3
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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

     99.1 Press Release dated September 13, 1999 announcing the closing of a $10 million senior secured debt facility with Brown Brothers Harriman & Co.